Convertible Preferred Stock	12 Months Ended
Dec. 31, 2022
Convertible Preferred Stock
Convertible Preferred Stock

(12)Convertible Preferred Stock

Since inception, we have issued various series of preferred stock as more fully described below. Prior to March 2021, the preferred stock was redeemable at any time after February 21, 2022, upon the affirmative vote of two thirds of the then outstanding shares of preferred stock. In March 2021, the redemption feature was eliminated, however, the in-substance redemption feature described below is still in place. Upon an acquisition of the Company, the proceeds will be used to first pay the liquidation preferences on the preferred stock, as defined below, prior to payment to common stockholders. We have determined this is an in-substance redemption feature since holders of preferred stock represent a majority of our board of directors and control a majority of the stockholder vote on an as-if-converted basis. Thus, a decision to pursue an acquisition or accept the terms of an acquisition — and thereby redeem the convertible preferred stock — is deemed to be outside of our control. As a result, our convertible preferred stock has been classified as temporary equity in the accompanying consolidated balance sheets. We have not adjusted the carrying values of the convertible preferred stock to the respective liquidation preferences of such shares as the instruments are currently not redeemable and we believe it is not probable that the instruments will become redeemable at this point in time. Adjustments to increase the carrying values of the respective liquidation preferences will be made if and when it becomes probable that an event would occur obligating us to pay such amounts.

Convertible preferred stock, net of issuance costs, at December 31, 2022 and 2021, is as follows:

	December 31,
Series	2022	2021
Series A‑1 preferred stock, $0.001 par value per share. Authorized, issued, and outstanding 131,797 shares at December 31, 2022 and 2021	$6,065	$6,065
Series A‑2 preferred stock, $0.001 par value per share. Authorized, issued, and outstanding 576,126 shares at December 31, 2022 and 2021	8,976	8,976
Series A‑3 preferred stock, $0.001 par value per share. Authorized, issued, and outstanding 612,822 shares at December 31, 2022 and 2021	10,611	10,611
Series A‑4 preferred stock, $0.001 par value per share. Authorized, issued, and outstanding 127,787 shares at December 31, 2022 and 2021	1,993	1,993
Series A‑5 preferred stock, $0.001 par value per share. Authorized 734,533 shares; issued and outstanding 730,320 shares at December 31, 2022 and 2021	12,858	12,858
Series A‑6 preferred stock, $0.001 par value per share. Authorized 805,848 shares; issued and outstanding 800,657 shares at December 31, 2022 and 2021	15,476	15,476
Series B preferred stock, $0.001 par value per share. Authorized 7,021,678 shares; issued and outstanding 6,984,971 and 6,984,971 shares at December 31, 2022 and 2021, respectively	84,528	84,528
Series B‑1 preferred stock, $0.001 par value per share. Authorized 1,659,672 shares; issued and outstanding 1,659,672 and 1,412,487 shares at December 31, 2022 and 2021, respectively	23,499	20,000
Series B‑2 preferred stock, $0.001 par value per share. Authorized 1,765,609 shares; issued and outstanding 706,243 and 0 shares at December 31, 2022 and 2021, respectively	—	—
Series B‑3 preferred stock, $0.001 par value per share. Authorized 8,474,924 shares; issued and outstanding 0 at shares at December 31, 2022 and 2021	—	—
Total convertible preferred stock	$164,006	$160,507

The following table summarizes activity in convertible preferred stock for the years ended December 31, 2022 and 2021.

	Balance at		Balance at
Series	January 1, 2021	Issuances	December 31, 2021
Series A‑1	$6,065	$—	$6,065
Series A‑2	8,976	—	8,976
Series A‑3	10,611	—	10,611
Series A‑4	1,993	—	1,993
Series A‑5	12,858	—	12,858
Series A‑6	15,472	4	15,476
Series B	—	84,528	84,528
Series B‑1	—	20,000	20,000
Total convertible preferred stock	$55,975	$104,532	$160,507

	Balance at		Balance at
Series	December 31, 2021	Issuances	December 31, 2022
Series A‑1	$6,065	$—	$6,065
Series A‑2	8,976	—	8,976
Series A‑3	10,611	—	10,611
Series A‑4	1,993	—	1,993
Series A‑5	12,858	—	12,858
Series A‑6	15,476	—	15,476
Series B	84,528	—	84,528
Series B‑1	20,000	3,499	23,499
Series B‑2	—	—	—
Total convertible preferred stock	$160,507	$3,499	$164,006

As of December 31, 2022, the Company was authorized to issue up to 21,910,800 shares of preferred stock, with 4,213 shares of Series A-5, 5,190 shares of Series A-6, 36,707 shares of Series B, 1,059,365 shares of Series B-2, and 8,474,924 shares of Series B-3 available for issuance. All other authorized shares have been issued. The original issue prices for the Series A-1, A-2, A-3, A-4, A-5, A-6, B, B-1, B-2 and B-3 preferred stock are $49.520, $15.660, $17.40, $16.030, $17.81, $20.23, $12.14, $14.16, $14.16 and $2.03, respectively. All shares of preferred stock had the following rights as of December 31, 2022:

(i)Conversion

Each share of preferred stock is convertible into common stock at any time at the option of the holder. The conversion rate is equal to the original issue price for each share of preferred stock plus any declared but unpaid dividends divided by the conversion price. The conversion ratio may be adjusted from time to time based upon the occurrence of certain events or circumstances, such as stock splits, dividends, recapitalizations, certain corporate transactions, and certain dilutive issuances, including the issuance of shares of Series B-2 preferred stock and the B-3 Warrants (as defined below). Each share of preferred stock will be automatically convertible into shares of the common stock at the then-prevailing conversion ratio (i) immediately prior to the closing of a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended in which (a) the per share price of the common stock is not less than $14.16 (adjusted for any stock dividends, combinations, splits, or recapitalizations) and (b) the aggregate net cash proceeds are at least $50,000, (ii) the consummation of a transaction or series of related transactions by merger, consolidation, share exchange or otherwise with a publicly traded “special purpose acquisition corporation” or its subsidiary in which the common stock or share capital of such entity or its successor entity remains listed, in which the aggregate proceeds resulting from such transaction or series of related transactions, including any private placement or other financing transaction and proceeds received from the “special purpose acquisition corporation” trust account are equal to or in excess of $30 million or (iii) upon the consent or vote of the holders of a majority of the outstanding shares of preferred stock (voting together as a single class on an as converted basis).

(ii)Voting Rights

Each holder of shares of preferred stock is entitled to the number of votes on an as-if converted basis to shares of common stock. Certain corporate actions require the approval of a majority of the holders of preferred stock, including but not limited to changes in the authorized shares of preferred stock, authorization of any new class or series of preferred stock, effecting a recapitalization, increasing the authorized size of the Board of Directors to a number greater than 11, the payment of certain dividends and capital distributions, the sale, liquidation or dissolution of the Company, and certain incurrence of debt.

(iii)Anti-dilution Rights

The conversion price of each series of preferred stock is subject to in the event of any stock dividend, stock split, combination or other similar recapitalization and other adjustments, including adjustment if common stock is issued for less than the Original Issue Price of each series of preferred stock.

(iv)Dividends

Dividends are payable on (i) the Series B-2 and Series B-3 preferred stock in preference to all other series of preferred stock and the common stock and (ii) all such other series of preferred stock in preference to the common stock, in each case, when and if declared by the Board of Directors on a noncumulative, annual basis and are paid to the holders of Series B-2 preferred stock and Series B-3 preferred stock, and all other series of preferred stock, on a pro rata, pari passu basis (based on the series or preferred stock participating) preferred stock in proportion of their individual dividend amounts to the total dividend amount of all preferred holders. The per annum preferred dividend rates for each share of Series A-1, A-2, A-3, A-4, A-5, A-6, B, B-1, B-2, and B-3 preferred stock are $3.97000, $1.26000, $1.4000, $1.29000, $1.4300, $1.62, $0.980, $1.140, $1.140, and $0.170, respectively. To date, the Board of Directors has not declared any dividends on the preferred stock.

(v)Liquidation Preferences

The terms of the preferred stock provide for liquidation preferences in the event of a change in control, liquidation, dissolution, or certain other fundamental transactions of the Company (a Liquidation Event), none of which were deemed probable of occurring at December 31, 2022. Preferences are payable in the following order of priority and in the following amounts as of December 31, 2022 (plus all declared but unpaid dividends);

				Aggregate
Liquidation				Liquidation
Preference	Series	Shares	Price	Preference
1	Series B‑3 preferred stock	—	$2.030	$—
1	Series B‑2 preferred stock	706,243	14.160	10,000
2	Series B‑1 preferred stock	1,659,672	14.160	23,500
2	Series B preferred stock	6,984,971	12.140	84,774
3	Series A‑6 preferred stock	800,657	20.230	16,196
4	Series A‑5 preferred stock	730,320	17.810	13,000
4	Series A‑4 preferred stock	127,787	16.030	2,047
5	Series A‑3 preferred stock	612,822	17.400	10,661
6	Series A‑2 preferred stock	576,126	15.660	9,020
7	Series A‑1 preferred stock	131,797	49.520	6,526
	Total liquidation preference			$175,724

If the assets of the Company or the consideration received in such Liquidation Event are insufficient to make payment in full to all holders of a particular series of preferred stock, then such assets will be distributed ratably to the holders of such series of preferred stock in proportion to the full amounts to which they would otherwise have been entitled. After payment of the aforementioned liquidation preferences, any remaining proceeds from a Liquidation Event will be distributed to all preferred and common stockholders — except for stockholders holding Series A-1 or Series A-2 Preferred Stock — pro rata on an as-if converted basis.

March 2021 Financing

In March 2021, we executed a financing round in which we raised $10,907 net of issuance costs, through the sale of 906,346 shares of Series B preferred stock at an original issue price of $12.14 per share. At that time, in accordance with their terms, as amended, all convertible notes, with a value of $49,118 (including accumulated interest) were converted into 4,047,069 shares of Series B preferred stock.

Spring 2021 Financing

In May, June and July 2021, we raised an additional $20,989, net of issuance costs, through the sale of an additional 1,742,003 shares of Series B preferred stock at a price per share of $12.14.

Fall 2021 Financing

In August and December 2021, we raised $20,000, net of issuance costs, through the sale of 1,412,487 shares of Series B-1 preferred stock at a price of $14.16 per share.

Warrant Exercises

In November 2020, we raised $19 through the exercise of warrants to purchase 59,102 shares of Series A-6 preferred stock. Between March and July 2021, we raised an additional $117 through the exercise of warrants to purchase 289,552 shares of Series B preferred stock.

2022 Financing

In May and June 2022, we sold 247,185 shares of Series B-1 preferred stock in a private financing, to existing stockholders, at a price of $14.16 per share, raising approximately $3,499 in net proceeds. This financing was an extension of the Series B-1 financing round begun in the fall of 2021.

In early October 2022, we sold 706,243 shares of Series B-2 preferred stock in a private financing, primarily to existing stockholders, at a price of $14.16 per share, raising approximately $9,755 in net proceeds. For each share sold, we also issued a warrant to purchase four shares of Series B-3 preferred stock (with total warrants issued being for 2,824,974 shares of Series B-3 preferred stock) with a strike price of $2.03 per share. The B-2 Preferred Stock Financing included, at our audit committee’s option, a second tranche for the sale of up to 518,854 shares of Series B-2 preferred stock for $7,347 (which could be increased up to $10,000 through the sale of additional shares), with each such share of Series B-2 preferred stock accompanied by a warrant to purchase four shares of Series B-3 preferred stock at a strike price of $2.03 per share, for a total of 2,075,417 shares of Series B-3 preferred stock, and a third tranche, at the election of investors who participated in the second tranche, for the sale of up to 306,053 shares of Series B-2 preferred stock for $4,334 (which could be increased up to an aggregate of 353,121 shares of Series B-2 preferred stock for approximately $5,000 through the sale of additional shares of Series B-2 preferred stock), with each such share of Series B-2 preferred stock accompanied by a warrant to purchase eight shares of Series B-3 preferred stock at a strike price of $2.03 per share, for a total of 2,448,428 shares of Series B-3 preferred stock. Investors can elect to not participate in the second tranche, and thereby give up their rights to participate in the third tranche, but such election would cause all of their shares of Series B-2 preferred stock and warrants to purchase Series B-3 preferred stock to immediately convert to common stock and the warrants to purchase Series B-3 preferred stock to convert to warrants to purchase common stock.

As a result of the issuance of the Series B-2 preferred stock, accompanying warrants to purchase Series B-3 preferred stock, and the second and third tranche rights and obligations, the anti-dilution feature of all prior issued preferred stock series was triggered. In accordance with the anti-dilution rights in the Company’s certificate of incorporation, and in connection with the initial closing of the B-2 Preferred Stock Financing, the conversion prices of the Company’s preferred stock (i) were adjusted to $42.89 for Series A-1 preferred stock, $13.36 for Series A-2 preferred stock, $14.97 for Series A-3 preferred stock, $13.76 for Series A-4 preferred stock, $14.97 for Series A-5 preferred stock, $17.00 for Series A-6 preferred stock, $10.52 for Series B preferred stock, and $12.14 for Series B-1 preferred stock and (ii) set to $14.16 for Series B-2 preferred stock and $2.03 for Series B-3 preferred stock, which correlate to approximate (in each case rounded to three decimals) exchange ratios of 1.155 to 1 for Series A-1 preferred stock, 1.173 to 1 for Series A-2 preferred stock, 1.162 to 1 for Series A-3 preferred stock, 1.165 to 1 for Series A-4 preferred stock, 1.189 to 1 for Series A-5 preferred stock, 1.190 to 1 for Series A-6 preferred stock, 1.154 to 1 for Series B preferred stock, 1.167 to 1 for Series B-1 preferred stock, 1 to 1 for Series B-2 preferred stock and 1 to 1 for Series B-3 preferred stock.

We offered the Series B-2 preferred stock to all of our existing preferred stockholders (representing approximately 99.2% of our then-outstanding shares on an as-converted to common stock basis) to continue to fund our operations through the expected period for completing the Business Combination (see Note 16), including expenses expected to be incurred in connection with the Business Combination and readying ourselves to be a public company. Board members, executives and other employees who participated in the B-2 Preferred Stock Financing did so under the same terms as other non-service provider holders. As such, the Company concluded the B-2 Preferred Stock Financing was not compensatory and is not within the scope of ASC Topic 718, Compensation — Stock Compensation.

The warrants to purchase Series B-3 preferred stock (“Series B-3 Warrants”) represent freestanding financial instruments that should be recognized as a liability as the Company is required to deliver puttable shares upon exercise of the warrants, which may be ultimately settled for cash due to the in-substance redemption feature, as described above. Similarly, the combined rights and obligations for the second and third tranches for Series B-2 preferred stock (“Series B-2 Tranche Liability”) represents a freestanding financial instrument that should be classified as a liability under ASC 480 as, (i) the decision to exercise the tranche is outside of the control of the Company, as holders of Series B-2 preferred stock represent a majority of our Audit Committee (which, pursuant to the financing agreements for the B-2 Preferred Stock Financing determines whether to call the second tranche), and (ii) the Company is required to deliver puttable shares upon execution of the tranches rights and obligations, which may be ultimately settled in cash. Both the Series B-3 Warrants and the Series B-2 Tranche Liability are classified as liabilities and are presented on the balance sheet at their estimated fair values at each reporting date and immediately prior to settlement with the resulting change in fair value recognized in earnings.

The fair value of the Series B-3 Warrants as of December 31, 2022, was determined using a probability-weighted expected outcome model whereby the following two scenarios were probability-weighted based on the Company’s expectation of each occurring: (1) a status quo scenario whereby the Company would continue as a private company and (2) a scenario where the Business Combination would close. Under the status quo scenario, the Series B-3 Warrants, including warrants to be issued under the second and third tranches, were valued using the Black-Scholes model. The fair value of the Series B-2 Tranche Liability was determined using a Binomial Tranche Model. Both models incorporated the following significant assumptions: the fair value of underlying Series B-2 preferred stock of $14.97 per share, a price for Series B-2 preferred stock of $14.16 per share, the fair value of underlying Series B-3 preferred stock of $3.24 per share, an exercise price for the warrants to purchase Series B-3 preferred stock of $2.03 per share, an expected volatility of 50.0%-65.0%, a risk free interest rate of 4.0%-4.7%, an expected term of 0.2-0.4 years for the Series B-2 Tranche Liability and 5.8-6.0 years for the Series B-3 Warrants and no dividends. The fair value of the underlying shares of Series B-2 preferred stock and warrants to purchase Series B-3 preferred stock used in these models were derived from estimates of the Company’s equity fair value using the Guideline Public Company Method, specifically revenue multiples of comparable public companies were multiplied by the Company’s forecasted 2023 and 2024 revenue. The valuation of Series B-3 Warrants under the Business Combination scenario incorporates an estimate of the fair value of the underlying Series B-3 preferred stock upon the close of the Business Combination of $10.93 per share, which is based upon the enterprise value stated in the merger agreement of $220 million allocated to all outstanding shares of preferred stock, warrants to purchase preferred stock, and common stock on an as-if converted basis, discounted at 30% from the expected Business Combination closing date. The Business Combination scenario as of December 31, 2022, assumed the second and third tranches will not be exercised, and thus no value is assigned to the tranche rights and obligations, as the Company would not exercise its right to call the second tranche.

The fair value of the Series B-3 Warrant Liability and the Series B-2 Tranche Liability were estimated at $11,966 and $6,347, respectively, upon completion of the financing. The excess of the liabilities’ fair values compared to the proceeds received in the transaction resulted in a charge to loss on equity issuance in the consolidated statements of operations of $8,312. The warrant liability associated with the Series B-3 Warrants was remeasured to its fair value of $15,819 at December 31, 2022, and the Series B-2 Tranche Liability were remeasured to their fair value of $4,702 at December 31, 2022, resulting in an additional loss recorded as change in fair value of warrant and tranche liabilities of $2,208 in the consolidated statements of operations for the year ended December 31, 2022.

In December 2022, the warrants issued and issuable under the second and third tranches to purchase Series B-3 preferred stock were amended to provide that, in connection with the Business Combination, any portion of the warrants that remain unexercised at the time the Business Combination is consummated will automatically be net settled for shares of TriSalus Common Stock immediately prior to the closing of the Business Combination and exchanged into shares of Combined Company Common Stock at the Effective Time The warrant amendment did not change the liability classification of these warrants and the warrant liabilities will continue to be measured at fair value.

2023 Financing

In January through March 2023, holders of warrants to purchase 2,330,811 shares Series B-3 preferred stock exercised their purchase rights, for proceeds of approximately $4,715.

In February 2023, we amended the Series B-2 preferred stock agreement and warrant agreement to purchase Series B-3 preferred stock to extend the expiration date for the second tranche from February 28, 2023, to May 31, 2023.

In March 2023, we effectuated two closings of a portion of the second tranche of the B-2 Preferred Stock Financing whereby (i) 207,541 shares of Series B-2 preferred stock and accompanying warrants to purchase 830,167 shares of Series B-3 preferred stock, representing approximately 40% of the shares committed in the second tranche, were sold for an aggregate purchase price of $2,939, and (ii) 17,656 shares of Series B-2 preferred stock and accompanying warrants to purchase 70,624 shares of Series B-3 preferred stock, representing approximately 3% of the shares committed in the second tranche, were sold for an aggregate purchase price of $250. As a result of the foregoing closings of a portion of the second tranche of the B-2 Preferred Stock Financing, in accordance with the anti-dilution rights in the Company’s certificate of incorporation, the conversion prices of the Company’s preferred stock (i) were adjusted to $41.27 for Series A-1 preferred stock, $12.95 for Series A-2 preferred stock, $14.16 for Series A-3 preferred stock, $13.36 for Series A-4 preferred stock, $14.16 for Series A-5 preferred stock, $16.19 for Series A-6 preferred stock, $10.12 for Series B preferred stock, and $11.74 for Series B-1 preferred stock and (ii) remained the same for Series B-2 preferred stock ($14.16) and Series B-3 preferred stock ($2.03), which correlate to approximate (in each case rounded to three decimals) exchange ratios of 1.200 to 1 for Series A-1 preferred stock, 1.209 to 1 for Series A-2 preferred stock, 1.229 to 1 for Series A-3 preferred stock, 1.200 to 1 for Series A-4 preferred stock, 1.257 to 1 for Series A-5 preferred stock, 1.250 to 1 for Series A-6 preferred stock, 1.200 to 1 for Series B preferred stock, 1.207 to 1 for Series B-1 preferred stock, 1 to 1 for Series B-2 preferred stock and 1 to 1 for Series B-3 preferred stock.